Supplement to the currently effective PROSPECTUSES

Investors Cash Trust

Deutsche Treasury Portfolio

The following changes are effective on or about August 1, 2018:

The following information replaces the existing similar disclosure contained under “Main investments” in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "FUND DETAILS" section of the fund’s prospectuses:

The fund pursues its objective by investing exclusively in short-term US Treasury securities and in repurchase agreements backed by these securities. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.

The following disclosure is added under the “MAIN RISKS” section within the summary section and the "FUND DETAILS" section of the fund’s prospectuses:

Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.

The following information replaces the existing similar disclosure contained in the “OTHER POLICIES" section within the “FUND DETAILS" section of the fund’s prospectuses:

The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing exclusively in short-term US Treasury securities and in repurchase agreements backed by these securities.

The calculation of share price as well as the cut-off time for same day transactions by wire, for each class of the fund, will change as noted below as of each day that the fund is open for business:

Current Cut Off Same Day Wire Purchases/ Redemptions	New Cut Off Same Day Wire Transactions (Effective on or about August 1, 2018)	Current NAV Calculation Time	New NAV Calculation Time (Effective on or about August 1, 2018)
2:30 p.m.	5:00 p.m.	4:00 p.m.	5:00 p.m.

All references to “2:30 p.m. Eastern time” under the “Transaction Processing” sub-heading of the “POLICIES ABOUT TRANSACTIONS” section within the “INVESTING IN THE FUND” section of the fund’s prospectuses are replaced with “5:00 p.m. Eastern time.”

The following information replaces similar disclosure contained under the “HOW THE FUND CALCULATES SHARE PRICE” section within the “INVESTING IN THE FUND” section of the fund’s prospectuses.

The fund is open for business each day the New York Stock Exchange (the “Exchange”) is open. Normally, the fund calculates its share price once every business day at 5:00 p.m. Eastern time. The close of regular trading on the Exchange is typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of: (a) 5:00 p.m. Eastern time or (b) the early closing time of the Exchange.

Please Retain This Supplement for Future Reference

May 18, 2018

PROSTKR-1031